Summary of Company's Pension Plans with an Accumulated Benefit Obligation in Excess of Plan Assets (Detail) (Successor [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Successor [Member]
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 174,933	$ 175,249
Accumulated benefit obligation	174,933	175,249
Fair value of plan assets	$ 141,857	$ 132,390